                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934


Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 Hoover's, Inc.
                                 --------------
               (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:


/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:
        ___________

                                 HOOVER'S, INC.
                               5800 AIRPORT BLVD.
                              AUSTIN, TEXAS 78752

                                  ____________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD May 24, 2001
                                  ____________

To the Stockholders of Hoover's, Inc.:

         A Special Meeting of Stockholders of Hoover's, Inc. will be held at the offices of Hoover's, Inc., 5800 Airport Blvd., Austin, Texas 78752 on Thursday, May 24, 2001 at 8:00 a.m. (Central Time) for the following purposes:

   1. To approve an amendment to our Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock from 150,000,000 to 50,000,000.

   2. To act upon such other business as may properly come before this meeting or any adjournments thereof.


         Only stockholders of record at the close of business on March 26, 2001 are entitled to notice of and to vote at this meeting. A list of stockholders entitled to vote at this meeting will be available for inspection at our offices. All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend this meeting in person, please vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy as promptly as possible in the envelope enclosed for your convenience (telephone and Internet instructions are included on the Proxy Card). Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and notify the Secretary of the Special Meeting of your intention to vote in person, your proxy will be revoked immediately, and only your vote at the Special Meeting will be counted.


                           By Order of the Board of Directors,

                           /s/ Lynn Atchison

                           Lynn Atchison
                           SECRETARY




         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND VOTE YOUR SHARES BY TELEPHONE, VIA THE INTERNET OR BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED ENVELOPE.

                                 HOOVER'S, INC.
                               5800 AIRPORT BLVD.
                              AUSTIN, TEXAS 78752

                                  ____________

                                PROXY STATEMENT
                                  ____________

         THESE PROXY MATERIALS AND THE ENCLOSED PROXY CARD ARE BEING MAILED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF HOOVER'S, INC., A DELAWARE CORPORATION (REFERRED TO HEREIN AS THE "COMPANY", "WE" OR "US"), FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 24, 2001 AT 8:00 A.M. (CENTRAL TIME) AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THESE PROXY MATERIALS ARE BEING MAILED TO STOCKHOLDERS OF RECORD BEGINNING ON OR ABOUT MAY 3, 2001.

                                PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at this meeting are summarized in the accompanying Notice of Special Meeting of Stockholders. The proposals are described in more detail in this proxy statement.

                          VOTING RIGHTS AND SOLICITATION

         Any stockholder executing a proxy pursuant to this solicitation may revoke it at any time prior to its exercise by delivering written notice of such revocation to our Secretary before this meeting or by properly executing and delivering a proxy bearing a later date. Proxies also may be revoked by any stockholder present at this meeting who elects to vote his, her or its shares in person. The cost of soliciting proxies will be paid by us and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation materials as well as the expense of preparing, assembling, photocopying and mailing this proxy statement. Solicitation will be made primarily through the use of the mail; however, our regular employees may, without additional remuneration, solicit proxies personally by telephone or Internet e-mail.

         We have fixed March 26, 2001 as the record date for determining those stockholders who are entitled to notice of, and to vote at, this meeting. At the close of business on the record date, we had 15,438,828 outstanding shares of our common stock, par value $0.01 per share (net of 316,500 treasury shares). If a choice as to the matters coming before this meeting has been specified by a stockholder on the proxy, the shares will be voted accordingly. If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the proposal to reduce the number of shares authorized under our Amended and Restated Certificate of Incorporation.

         The presence, in person or by proxy, of the holders of a majority of the shares of our outstanding common stock entitled to vote is necessary to constitute a quorum at this meeting. Each of our stockholders is entitled to one vote for each share of our common stock held by that stockholder as of the record date. Abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes will be counted towards the tabulations of votes cast on the proposed amendment to our Amended and Restated Certificate of Incorporation and will have the same effect as negative votes.

         As of the record date of March 26, 2001, our directors, executive officers and holders of five percent (5%) or more of our common stock beneficially owned an aggregate of approximately 6.9 million shares of our common stock, not including shares of common stock issuable upon exercise of approximately 900,000 outstanding stock options and warrants that are currently exercisable within sixty days, constituting approximately 45.0% of the shares of our common stock outstanding. It is expected that such directors and executive officers will vote or direct the vote of all shares of our common stock held or owned by such persons, or over which such persons have voting control, in favor of the proposal described in this proxy statement. Nonetheless, the approval of the proposal is not assured. See "Principal Stockholders."

                                    PROPOSAL



           AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION



         Our present capital structure provides for 150,000,000 authorized shares of common stock, of which 15,438,828 shares (net of 316,500 treasury shares) were issued and outstanding as of March 26, 2001, and 10,000,000 shares of preferred stock, none of which were issued or outstanding as of March 26, 2001. Our Board of Directors has approved an amendment of our Amended and Restated Certificate of Incorporation to decrease the authorized number of shares of common stock from 150,000,000 to 50,000,000 shares. Our Board of Directors believes this capital structure more appropriately reflects our present and foreseeable future needs. The proposed amendment of our Amended and Restated Certificate of Incorporation was approved by our Board on March 13, 2001, subject to stockholder approval at the Special Meeting.

         After careful study of our capital structure and examining potential future needs, our Board of Directors believes that our current authorized common stock is larger than we previously anticipated needing for general corporate purposes and the growth of our company. In addition, our Board of Directors believes that the current authorized common stock results in an unnecessarily high franchise tax obligation to the State of Delaware. The proposed reduction in the number of authorized shares of common stock will result in a significant reduction in future Delaware franchise tax obligations. Delaware franchise tax is calculated based on a formula that takes into consideration a corporation's total number of authorized shares and the corporation's total assets. The proposed reduction in our authorized common stock from 150,000,000 to 50,000,000 is estimated to reduce our Delaware franchise tax obligations by approximately $60,000 in our fiscal year ending March 31, 2002. Our Board of Directors believes that a total of 50,000,000 shares of authorized common stock will be more than sufficient to meet our near and foreseeable long-term needs.

         Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future. This proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.



STOCKHOLDER VOTE REQUIRED

         The affirmative vote of at least a majority of the holders of our outstanding shares of common stock is required for approval of the amendment to our Amended and Restated Certificate of Incorporation. If this proposal is approved at the Special Meeting, the proposed amendment would become effective upon filing a certificate of amendment to the Amended and Restated Certificate with the Secretary of State of Delaware, which filing is expected to take place shortly after such stockholder approval. Should such stockholder approval not be obtained, then the number of shares of common stock authorized will remain at 150,000,000.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE ADVISABLE AND RECOMMENDS A VOTE "FOR" APPROVAL OF SUCH PROPOSAL. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                            PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding beneficial ownership of our common stock as of March 26, 2001 by (1) all persons who are known to us to be beneficial owners of greater than five percent (5%) of our outstanding common stock, (2) each of our directors, (3) each of our five (5) most highly compensated executive officers during our fiscal year ended March 31, 2001, and (4) all current executive officers and directors as a group.



                                                                                       AMOUNT AND NATURE OF           PERCENT OF
    NAME AND ADDRESS OF BENEFICIAL OWNER                                               BENEFICIAL OWNERSHIP(1)       COMMON STOCK
    ------------------------------------                                               -----------------------       ------------
    Warner Books Multimedia Corp. ..................................................         2,627,080                  17.02%
          Time and Life Building
          1271 Avenue of the Americas
          New York, New York 10020
    Media General, Inc..............................................................         2,415,000(2)               15.63%
          333 Grace Street
          Richmond, VA 23219
    Knowledge Universe, Inc. .......................................................         1,022,726(3)                6.62%
          844 Moraga Drive
          Los Angeles, CA 94049
    Patrick J. Spain................................................................           523,639(4)                3.31%
    Carl G. Shepherd................................................................           171,270(5)                1.10%
    Lynn Atchison...................................................................           106,450(6)                    *
    Jani Farlow Spede...............................................................            74,875(7)                    *
    Thomas Ballard..................................................................            38,800(8)                    *
    William S. Berkley..............................................................           294,563(9)                1.91%
    Alan Chai.......................................................................           170,505(10)               1.10%
    Steven B. Fink..................................................................             2,250(11)                   *
    Thomas Hillman..................................................................           300,503(12)               1.95%
    Gary E. Hoover..................................................................            15,750(13)                   *
    Laurence Kirshbaum..............................................................               ---                     ---
    Stephen R. Zacharias............................................................            15,650(14)                   *
    All directors and executive officers as a group (14 persons)....................         1,728,980                  11.20%


___________

*     Indicates less than 1%.

  (1) Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission under Rule 13d-3(d)(i). Percentage of beneficial ownership is based on 15,438,828 shares of our common stock outstanding as of March 26, 2001. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of our common stock subject to options and warrants held by that person that are currently exercisable, or will become exercisable within 60 days following March 26, 2001, are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

  (2) Includes 15,000 shares of common stock issuable upon exercise of currently exercisable warrants.

  (3) The shares held by such stockholder are held of record by its indirect subsidiaries, Knowledge Net Holdings, Inc. and Nextera Enterprises, Inc.

  (4) Includes 378,825 shares of common stock issuable upon exercise of stock options that are currently exercisable within 60 days.

  (5) Includes 159,750 shares of common stock issuable upon exercise of stock options that are currently exercisable within 60 days.

  (6) Includes 101,900 shares of common stock issuable upon exercise of stock options that are currently exercisable within 60 days.

  (7) Includes 74,875 shares of common stock issuable upon exercise of stock options that are currently exercisable within 60 days.

  (8) Includes 35,000 shares of common stock issuable upon exercise of stock options that are currently exercisable within 60 days.

  (9) Includes 2,250 shares of common stock issuable upon exercise of stock options currently exercisable within 60 days. Also includes 48,336 shares held by Tension Envelope Corporation, 5,000 shares held by Caber Corporation and 1,000 shares held by Treco Corporation, of which Mr. Berkley is a principal.

  (10)Includes 7,500 shares of common stock issuable upon exercise of currently exercisable warrants and 57,750 shares of common stock issuable upon exercise of stock options, which are exercisable within 60 days.

  (11)Includes 2,250 shares of common stock issuable upon exercise of stock options that are currently exercisable within 60 days.

  (12)Includes 2,250 shares of common stock issuable upon exercise of stock options that are currently exercisable within 60 days. This number also includes 37,819 shares of common stock held by the Hillman Family Partnership, 44,569 shares held by JMT Fund, Inc. and 157,710 shares held by various trusts for the benefit of Mr. Hillman's family.

  (13)Includes 7,500 shares of common stock issuable upon exercise of currently exercisable warrants and 2,250 shares of common stock issuable upon exercise of stock options that are currently exercisable within 60 days.

  (14)Includes 2,250 shares of common stock issuable upon exercise of stock options that are currently exercisable within 60 days.

                             STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholder proposals to be presented at our 2001 annual meeting of stockholders, and in our proxy statement and form of proxy relating to that meeting, were required to be received by us at our offices in Austin, Texas, addressed to our Secretary, no later than April 1, 2001. With respect to any stockholder proposal submitted outside of Rule 14a-8, persons acting as proxies shall have discretionary authority to vote against any proposal presented at our 2001 annual meeting of stockholders, unless the Company receives notice of such proposal no later than June 15, 2001. These proposals must comply with applicable Delaware law, certain rules and regulations promulgated by the Securities and Exchange Commission, and the procedures set forth in our Bylaws.

                                OTHER MATTERS

         Our Board of Directors is not aware of any matter to be presented for action at this meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment of our interest. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

                                By Order of the Board of Directors,


                                Lynn Atchison
                                SECRETARY



May 1, 2001

                                HOOVER'S, INC.
           PROXY FOR SPECIAL MEETING OF STOCKHOLDERS - MAY 24, 2001
     (THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HOOVER'S, INC.)

        The undersigned stockholder of Hoover's, Inc. hereby appoints Patrick
J. Spain and Lynn Atchison, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Special Meeting of Stockholders of Hoover's, Inc. to be held at 8:00 a.m., local time, on May 24, 2001, at the offices of Hoover's, Inc., 5800 Airport Blvd., Austin, Texas 78752, and at any adjournment thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

--------------------------------------------------------------------------------
                          - (FOLD AND DETACH HERE) -

                                                             Please mark
                                                             your votes as
                                                             indicated in
                                                             this example    /X/

1. Approval of the amendment to our     / / FOR     / / AGAINST     / / ABSTAIN
   Amended and Restated Certificate of
   Incorporation to decrease the number
   of authorized shares of common Stock
   from 150,000,000 to 50,000,000.

2. In their discretion, to act upon     / / FOR     / / AGAINST     / / ABSTAIN
   such other business as may properly
   come before the meeting, or any
   adjournment thereof.
                                       Receipt of the proxy statement dated
                                       May 1, 2001 is hereby acknowledged.

                                      Dated:  ___________________________, 2001
                                      _________________________________________
                                      Name(s) of the Stockholder(s)
                                      _________________________________________
                                      Signature(s) of the Stockholder(s)

                                      Please date and sign exactly as your
                                      name appears on the envelope in which
                                      this material was mailed.  If shares
                                      are held jointly, each stockholder
                                      should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.

-------------------------------------------------------------------------------
     - FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL -

                            YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:
________________________________________________________________________________
                                VOTE BY INTERNET
                         24 HOURS A DAY, 7 DAYS A WEEK
   Follow the instructions at our Internet Address:  http://www.proxyvote.com
________________________________________________________________________________

                                       OR
________________________________________________________________________________
                                 VOTE BY PHONE
                          HAVE YOUR PROXY CARD IN HAND
 Call toll-free 1-800-454-8683 on a touch tone telephone 24 hours a day, 7 days a week
                    There is NO CHARGE to you for this call.
You will be asked to enter your 11-digit Control Number, which is located in the box in the lower right hand corner of this form.
                        Follow the recorded instructions.
________________________________________________________________________________

                                       OR
________________________________________________________________________________
                               VOTE BY PROXY CARD
    Mark, sign and date your proxy card and return promptly in the enclosed envelope.
________________________________________________________________________________
If you wish to access future Annual Reports and Proxy Statements electronically via the Internet and no longer receive the printed materials please provide your consent with your proxy vote.
________________________________________________________________________________
NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                            THANK YOU FOR VOTING.